                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement (Revised)
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    THE CHERRY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                    THE CHERRY CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  Fee paid with Preliminary Filing
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                       MN

                             THE CHERRY CORPORATION
                               3600 SUNSET AVENUE
                            WAUKEGAN, ILLINOIS 60087
                                  708-662-9200
                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 1995
                               -----------------

To the Stockholders of
  The Cherry Corporation:

      Notice is hereby given that the annual meeting of stockholders of THE CHERRY CORPORATION, a Delaware corporation, will be held at its corporate offices, 3600 Sunset Avenue, Waukegan, Illinois, on Thursday, June 15, 1995, at 4:00 p.m. local time, for the following purposes:

      1. To elect seven directors of the Corporation to hold office for the ensuing year.

      2. To consider and act upon a proposal to approve the 1995 Stock Incentive Plan.

      3. To consider and act upon a proposal to approve the 1995 Nonemployee Director Stock Option Plan.

      4. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 28, 1995, as the record date for determination of the holders of shares of the Corporation's outstanding Class B Common Stock entitled to notice of and to vote at the annual meeting of stockholders. Each holder of Class B Common Stock is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

                                   By Order of the Board of Directors

                                                       [SIG]

                                                    DAN A. KING
                                                     SECRETARY

  May 19, 1995

  PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                             THE CHERRY CORPORATION
                               3600 SUNSET AVENUE
                            WAUKEGAN, ILLINOIS 60087
                                  708-662-9200

                              -------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 1995

                               -----------------

                               VOTING INFORMATION

    This Proxy Statement is being mailed to stockholders of The Cherry Corporation (the "Company") on or about May 19, 1995, and is furnished in connection with the Board of Directors' solicitation of proxies for the annual meeting of stockholders to be held on June 15, 1995, for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Without extra compensation, certain directors, officers and employees of the Company may make additional solicitations in person or by telephone or telegraph. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

    The Company has two classes of common stock. They are Class A Common Stock, par value $1.00 per share ("Class A Common Stock"), and Class B Common Stock, par value $1.00 per share ("Class B Common Stock"). The holders of Class B Common Stock are entitled to one vote per share upon each matter submitted to the vote of the stockholders at this annual meeting. The holders of Class A Common Stock will have no voting rights at this annual meeting.

    For purposes of the meeting, a quorum means a majority of the outstanding shares of Class B Common Stock. As of the close of business on April 28, 1995, the record date for stockholders entitled to vote at the annual meeting, there were outstanding 4,712,341 shares of Class B Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A stockholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space in the proxy. With respect to the proposals to approve the 1995 Stock Incentive Plan and the 1995 Nonemployee Director Stock Option Plan, a stockholder may (i) vote for the proposal, (ii) vote against the proposal or (iii) abstain from voting. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the stockholder, proxies will be voted for the election of all named director nominees, each to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified, and for the proposals to approve the stock plans.

    Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will be treated as shares entitled to vote only as indicated below ("broker non-votes"). The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors and with respect to the proposals for the stock plans. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker non-votes will have no effect on any proposal at this annual meeting.

    The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

    Stockholders wishing to include proposals in the Company's proxy statement and form of proxy for the 1996 annual meeting must submit such proposals so that they are received by the Secretary of the Company at its Waukegan address by no later than January 22, 1996.

    The Annual Report to stockholders for the fiscal year ended February 28, 1995, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing to the Secretary of the Company.

                          STOCK OWNERSHIP INFORMATION

    The table below sets forth certain information as of April 28, 1995 with respect to each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of both classes of stock, each director, each executive officer shown in the Summary Compensation Table and all executive officers and directors as a group. Except as set forth below, the address for such person or group is the Company's Waukegan office.

                                                     CLASS A -- NONVOTING                   CLASS B -- VOTING
                                              -----------------------------------  -----------------------------------
                                                NUMBER OF SHARES     PERCENT OF      NUMBER OF SHARES     PERCENT OF
                                                  BENEFICIALLY       RESPECTIVE        BENEFICIALLY       RESPECTIVE
                    NAME                             OWNED              CLASS             OWNED              CLASS
- --------------------------------------------  --------------------  -------------  --------------------  -------------
Peter B. Cherry.............................    2,764,485(a)(b)(c)        36.5%      2,766,985(a)(b)(c)        58.5%
FMR Corporation.............................      664,100                  8.8         624,200                 13.2
  82 Devonshire Street
  Boston, MA 02109
Robert B. McDermott.........................       20,000                 *             21,000                 *
Alfred S. Budnick...........................         15,708       (c)      *              16,188       (c)      *
Grant T. Hollett, Jr........................         12,750       (c)      *              13,010       (c)      *
Klaus D. Lauterbach.........................         11,256       (c)      *              11,256       (c)      *
Dan A. King.................................          8,747       (c)      *               9,247       (c)      *
Walter L. Cherry............................          2,522       (c)      *               2,522       (c)      *
Thomas L. Martin, Jr........................          2,200              *                 2,200              *
Charles W. Denny............................          1,000              *              --                   --
Peter A. Guglielmi..........................       --                   --              --                   --
All Executive Officers and Directors
  as a Group (10 persons)...................      2,838,668       (c)        37.5      2,842,408       (c)        60.1

- ---------
*    Less than 1%
(a) The table includes 397,727 shares of Class A and Class B Common Stock held by trusts for the benefit of Catherine C. Moore, of which Peter B. Cherry and Virgina B. Cherry (his mother) are trustees with the power to vote the Common Stock and to make dispositions. Mrs. Cherry and Mr. Cherry disclaim beneficial ownership.
(b) The table includes 47,911 shares of Class A and Class B Common Stock held by Mr. Cherry's wife as trustee for their children, as to which shares Mr. Cherry disclaims beneficial ownership.
(c) The total number of shares of Class A Common Stock of the Company for officers and directors includes shares held under options exercisable within 60 days as follows: Walter L. Cherry, 2,000; Peter B. Cherry, 2,000; Alfred S. Budnick, 4,500; Grant T. Hollett, Jr., 4,834; Dan A. King, 3,334 and Klaus D. Lauterbach, 317.
     The total number of shares of Class B Common Stock of the Company for officers and directors includes shares held under options exercisable within 60 days as follows: Walter L. Cherry, 2,000; Peter B. Cherry, 2,000; Alfred S. Budnick, 4,500; Grant T. Hollett, Jr., 4,834; Dan A. King, 3,334 and Klaus D. Lauterbach, 317.

                             ELECTION OF DIRECTORS

    At the annual meeting of stockholders, seven directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated on the proxy form, it is intended that the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies unless otherwise indicated on the proxy form.

NOMINEES

    The following information concerning the nominees has been furnished by the nominees:

                                                                                                                  FIRST
                                                                  PRINCIPAL OCCUPATION                            YEAR
                                                                 DURING LAST FIVE YEARS                          ELECTED
           NAME                  AGE                            AND OTHER DIRECTORSHIPS                         DIRECTOR
- ---------------------------  -----------  --------------------------------------------------------------------  ---------
Peter B. Cherry............          47   Chairman of the Board (1992) and President, 1982 and Chief Executive    1977
                                           Officer, 1986.
Walter L. Cherry...........          78   Development  Engineer as of  January 10, 1992,  formerly Chairman of    1953
                                           the Board and (prior to 1986) Chief Executive Officer.
Alfred S. Budnick..........          57   Vice President of the Company and President of Cherry  Semiconductor    1977
                                           Corporation.
Thomas L. Martin, Jr.......          73   President Emeritus of Illinois Institute of Technology.                 1979
Robert B. McDermott........          67   Consultant,  formerly partner, law firm  of McDermott, Will & Emery;    1982
                                           Mr. McDermott is also a director of Maynard Oil Company.
Peter A. Guglielmi.........          52   Director, Tellabs  Inc.  (voice and  data  communications  equipment    1993
                                           manufacturer)  and President,  Tellabs International,  Inc. (1993),
                                           and Chief Financial Officer, Tellabs, Inc. (1988).
Charles W. Denny...........          59   President and  Chief  Executive  Officer,  Schneider  North  America    1993
                                           (1992)  and President and Chief Operating Officer, Square D Company
                                           (electrical   distribution   and   industrial   control    products
                                           manufacturer)  (1992) and (prior to 1992) Executive Vice President.
                                           Mr. Denny is also a director of Woodhead Industries, Inc.

- ------------------------
    Because of his equity interest in the Company, Mr. Peter B. Cherry may be deemed a "control person" as that term is used under regulations of the Securities and Exchange Commission.

                                  COMPENSATION

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                  ---------------
                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                    UNDERLYING
                                                    ANNUAL COMPENSATION (1)            STOCK            ALL OTHER
                                               ---------------------------------    OPTIONS (3)     COMPENSATION (2)
         NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)  BONUS ($)         (#)                ($)
- ---------------------------------------------  ---------  ----------  ----------  ---------------  -------------------
Peter B. Cherry                                     1995  $  348,508  $   80,000        --              $   7,659
 Chairman of the Board                              1994     301,111      50,000        --                 10,743
 and President                                      1993     228,711      --            --                  6,659
Alfred S. Budnick                                   1995     216,300     203,518        --                  5,835
 Vice President of the Company                      1994     206,250     126,920        --                  7,356
 and President of a Subsidiary                      1993     192,506      89,408         1,000              6,665
Klaus D. Lauterbach                                 1995     346,071      48,566        --                 --
 Vice President of the Company                      1994     286,527      23,728        --                 --
 and General Manager of a                           1993     282,911      33,843           950             --
 Subsidiary
Grant T. Hollett, Jr.                               1995     243,023      28,100        --                  7,662
 Vice President of the Company                      1994     216,273      66,200        --                  9,314
 and President of a Division                        1993     201,639      61,176         1,500              5,754
Dan A. King                                         1995     148,294      41,325        --                  7,035
 Treasurer, Secretary and                           1994     128,579      31,100        --                  5,362
 Corporate Controller                               1993     106,817      21,600         1,000              3,056

- ---------
(1) Table excludes perquisites as amounts received do not exceed the lesser of $50,000 or 10% of any of the named officers salary and bonus.

(2)  Represents Company contributions under 401(k) and profit sharing plans.

(3)  The Company did not grant any stock options in fiscal 1995.

    The following table sets forth certain information with respect to options exercised by the Chief Executive Officer and the four most highly compensated executive officers of the Company.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES (2)

                                                                         NUMBER OF
                                                                          SHARES
                                                                        UNDERLYING         VALUE OF
                                                                        UNEXERCISED   UNEXERCISED IN-THE-
                                                             VALUE      OPTIONS AT     MONEY OPTIONS AT
                                                           REALIZED     FY-END (#)        FY-END ($)
                                        SHARES ACQUIRED       ($)      EXERCISABLE/      EXERCISABLE/
                NAME                    ON EXERCISE (#)       (1)      UNEXERCISABLE   UNEXERCISABLE (1)
- -------------------------------------  -----------------  -----------  -------------  -------------------
Peter B. Cherry......................              0       $       0      2,000/0         $44,500/$0
Alfred S. Budnick....................          4,500          92,250     4,167/333      $90,838/$5,161
Klaus D. Lauterbach..................          1,317          27,255       0/317         $    0/$4,913
Grant T. Hollett, Jr.................              0               0     4,334/500      $92,182/$7,750
Dan A. King..........................              0               0     3,000/334      $64,005/$5,177

- ---------
(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise or end of fiscal 1995 multiplied by the applicable number of shares.

(2) Pursuant to the anti-dilution provisions of The Cherry Corporation's 1982 Stock Option Plan, upon the Company's stock dividend effected on July 14, 1994, all options outstanding with respect to shares of Common Stock held by the above executive officers became exercisable for the same number of shares of Class B Common Stock and an equivalent number of shares of Class A Common stock for no additional consideration.

BOARD OF DIRECTORS

    The Board of Directors held four meetings in fiscal 1995. All directors were present for all the meetings. Non-employee directors are paid an annual fee of $15,000, plus $1,500 for each meeting they attend. Employee directors receive no compensation as such.

    The Board of Directors has an Audit Committee and a Compensation Committee, each composed of all of the non-employee directors. The Committee Chairman receives $1,500 and the other members receive $500 for each meeting held. The Audit Committee held two meetings and the Compensation Committee held three meetings in fiscal 1995. The Board has no Nominating Committee.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

    Pursuant to an agreement dated May 26, 1992 between Cherry Semiconductor Corporation (CSC) and Mr. Budnick, CSC has agreed to compensate Mr. Budnick if he is terminated within 5 years subsequent to a change in control of CSC. The agreement provides for a payment of between one to three times Mr. Budnick's annual salary depending upon the amount of time which has lapsed subsequent to the change in control. In general, a change of control occurs if CSC is sold.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation policies. It annually determines the compensation to be paid to the executive officers of the Company. The Committee is composed of outside directors.

OVERVIEW AND PHILOSOPHY

    The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-run success of the Company. The Russell

3000 (see Performance Graph) includes companies that operate in the industries which the Committee considers. The Compensation Committee believes that services of great value to the Company and its stockholders can be rendered in periods of business adversity as well as in good times. The Committee believes that its task of determining fair and competitive compensation is ultimately judgmental, even though formulas are used to some extent as described below.

    The program is composed of base salary, annual incentive compensation, and other benefits generally available to all employees. As of February 28, 1995, incentive stock options on 106,800 shares of the Company's stock were outstanding but no options were granted during the fiscal year then ended.

BASE SALARY

    The base salary for each executive is established to be competitive with companies in the industries and geographic areas in which the Company competes. Surveys from outside firms and consultants are used to help determine what is competitive. In making annual adjustments to base salary, the Committee also considers the individual's attainment of personal management objectives which are ordinarily established at the beginning of the year, as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component of such data.

ANNUAL INCENTIVE COMPENSATION

    Annual incentive compensation is largely determined by formulas in different plans for each subsidiary or division of the Company. In all cases a major component is dependent upon the subsidiary's or division's earnings. That portion of the annual incentive not determined by formula is set by measuring achievement of financial goals -- such as cash flow, working capital management, and capital expenditures -- and other goals which ordinarily are established at the beginning of the year.

LONG-TERM INCENTIVES

    Incentive stock options were granted to executives in earlier years (but not in fiscal 1995) because they directly relate the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option was determined by factors similar to those considered in establishing base salary.

    The capability to grant new incentive stock options under the Stock Option Plan expired in June 1992. As a result, the Committee may grant only non-qualified stock options. No such options were granted in fiscal 1995. To keep pace with changing developments in management compensation and make the Company competitive with those companies that offer stock incentives to key management employees, the Company is seeking stockholder approval of a new stock incentive plan. See pages 9-11 for more information concerning this plan.

    In general, the Committee has believed that stock options should form an important but secondary part of an executive's total compensation package, partly because the price of the Company's stock may be subject, during the term of the option, to competitive and other factors over which a particular executive may have little or no control.

OTHER

    Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate. Together with perquisites, these benefits did not exceed 10% of any executive's combined salary and bonus in fiscal 1995.

COMPENSATION FOR THE PRESIDENT (CHIEF EXECUTIVE OFFICER)

    The Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are several procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation. Peter

Cherry received a cash bonus of $80,000 based on the Company's performance in fiscal year 1995 and his individual contribution to the Company. The bonus was determined in its discretion by the Committee. In arriving at its decision, the Committee considered the Company's earnings before interest and taxes as a percent of average investment for the year, Mr. Cherry's work in the development of competitive strategies for the Company's business and his personal leadership. No specific weight was assigned to any of these elements.

    The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

    This report  is submitted  by the  Compensation Committee  of the  Board  of
Directors:

                       Robert B. McDermott, Chairman
                       Charles W. Denny
                       Peter A. Guglielmi
                       Thomas L. Martin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Robert McDermott was formerly a partner in the law firm of McDermott, Will & Emery which provides legal services to the Company on a regular basis.

    Walter L. Cherry, a Director of the Company, is an employee of the Company and received $106,000 in fiscal 1995 for his services as an employee.

                               PERFORMANCE GRAPH

    The following performance graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of the Russell 3000 and the Russell 3000 Electrical Equipment Industry indices for the period of five years commencing March 1, 1990 and ending February 28, 1995.

                                [CHART]

                                                                   1990       1991       1992       1993       1994       1995
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
The Cherry Corporation                                               100.0       73.6      133.1      388.8      348.5      431.3
Russell 3000                                                         100.0      113.6      135.4      149.9      164.5      174.3
Russell 3000 Electrical Equipment Industry                           100.0      111.3      134.6      152.8      166.0      186.1

- ---------
(1) On March 1, 1990, the only publicly-traded equity security of the Company was The Cherry Corporation Common Stock ("Prior Common Stock"). Effective July 12, 1994, the Prior Common Stock was reclassified into Class B Common Stock and effective July 14, 1994, a 100% stock dividend of Class A Common Stock was paid to the holders of the Prior Common Stock. For periods in which more than one class of common stock was outstanding, performance data is based upon a weighted average of the return of each class.

(2) The Company has selected the Russell 3000 Electrical Equipment Industry as one comparison of total stockholder return. The Company is included in this industry index and believes that it provides a comparison as prescribed by the Securities and Exchange Commission requirements. This industry index is only computed quarterly on a calendar year basis and therefore the indices shown above for this industry are as of March 31 of the respective years. Although the Company's total return is based upon its fiscal year end of the last day of February, it believes that any difference that may result is not material.

(3) The stock price performance shown on the graph above is not necessarily indicative of future price performance.

                   PROPOSAL TO APPROVE THE CHERRY CORPORATION
                           1995 STOCK INCENTIVE PLAN

BACKGROUND

    The Board of Directors is proposing for stockholder approval The Cherry Corporation 1995 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company to offer officers and other key employees of the Company and its subsidiaries performance-based incentives and other equity interests in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interests between such employees and the Company's stockholders. Reference should be made to Exhibit A for a complete statement of the provisions of the Plan which are summarized below.

    In structuring the Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the administrators discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

SHARES AVAILABLE

    The Plan makes available for awards 900,000 shares of Class A Common Stock, plus all shares remaining under the Company's 1982 Stock Option Plan (approximately 131,000 shares). All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of shares which may be awarded to any participant in any year during the term of the Plan is 90,000 shares. If there is a lapse, expiration, termination or cancellation of any option or right prior to the issuance of shares or the payment of the cash equivalent thereunder, or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan.

ADMINISTRATION

    The Plan provides for administration by a committee (the "Committee"), to be comprised of either the Compensation Committee of the Board or another committee designated by the Board. Among the Committee's powers are the authority to interpret the Plan, establish rules and regulations for its operation, select officers and other key employees of the Company and its subsidiaries to receive awards, and determine the form, amount and other terms and conditions of awards. The Committee also has the power to modify or waive restrictions on awards, to amend awards and to grant extensions and accelerations of awards.

ELIGIBILITY OF PARTICIPATION

    Officers and other key employees of the Company or any of its subsidiaries are eligible to participate in the Plan. The selection of participants from eligible employees is within the discretion of the Committee. The number of employees who are eligible to participate in the Plan on a regular basis is approximately 75 but initially on the start up of the Plan the number is estimated to be 200.

TYPES OF AWARDS

    The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; and (3) stock awards, including restricted stock. Awards may be granted singly, in combination, or in tandem as determined by the Committee.

STOCK OPTIONS

    Under the Plan, the Committee may grant awards in the form of options to purchase shares of the Class A Common Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The exercise price of a stock option will not be less than 100 percent of the fair market value of the Class A Common Stock on the date the option is granted. The option price may, at the discretion of the Committee, be paid by a participant in cash, shares of Class A or Class B Common Stock owned by the participant for at least six months, or a combination thereof or such other consideration as the Committee may deem appropriate.

STOCK APPRECIATION RIGHTS (SARS)

    The Plan authorizes the Committee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the appreciation in market value of a stated number of shares of Class A Common Stock from the exercise price to the market value on the date of its exercise.

    A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related tandem SAR will be cancelled automatically to the extent of the number of shares acquired through the stock option exercise.

STOCK AWARDS

    The Plan authorizes the Committee to grant awards in the form of restricted or unrestricted shares of Class A Common Stock. Such awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability, continued employment and performance goals established by the Committee over a designated period of time. No more than 180,000 shares may be issued as stock awards not based on performance goals during the term of the Plan.

OTHER TERMS OF AWARDS

    The Plan provides that awards shall not be transferable otherwise than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, the Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such person.

    Upon the grant of any award, the Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan. No award of an incentive stock option shall be made more than ten years after the date of adoption of the plan by the Board of Directors May 2, 1995. The Board of Directors reserves the right to amend, suspend or discontinue the Plan at any time, subject to the rights of participants with respect to any outstanding awards.

    The Plan contains provisions for equitable adjustment of awards in the event of a merger, consolidation, or reorganization, or issuance of shares by the Company without new consideration.

FEDERAL TAX TREATMENT

    Under current law, the following are U.S. federal income tax consequences generally arising with respect to awards under the Plan.

    A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

    A participant who is granted a non-qualified stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

    The grant of an SAR will produce no U.S. federal tax consequences for the participant of the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

    A participant who has been granted an award of restricted shares of Class A Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction.

    The grant of an unrestricted stock award will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Class A Common Stock awarded. The Company will receive a corresponding tax deduction.

OTHER INFORMATION

    No awards have been granted under the Plan. The awards to be granted under the Plan in fiscal 1996 are not determinable. No stock options were granted to employees (including the executive officers named under "Executive Compensation") in fiscal 1995 under the Company's 1982 Stock Option Plan.

    As of May 15, 1995, the closing price of the Company's Class A Common Stock was $13.50.

    The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the Plan. Abstentions will count as a vote against the proposal, but broker nonvotes will have no effect.

    The Board of Directors recommends a vote "FOR" approval of The Cherry Corporation 1995 Stock Incentive Plan.

                   PROPOSAL TO APPROVE THE CHERRY CORPORATION
                  1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

BACKGROUND

    The Board of Directors is proposing for stockholder approval The Cherry Corporation 1995 Nonemployee Director Stock Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract and retain outstanding individuals to serve as members of the Board of Directors by providing such persons opportunities to acquire shares of Class A Common Stock of the Company, thereby strengthening the mutuality of interests between such persons and the Company's stockholders. Reference should be made to Exhibit B for a complete statement of the provisions of the Plan which are summarized below.

DESCRIPTION OF PLAN

    The Plan reserves 100,000 shares of Class A Common Stock for automatic grants of nonqualified stock options to members of the Board of Directors who are not officers or employees of the Company or its subsidiaries (a "Nonemployee Director"). The Board of Directors is responsible for the Plan's implementation but may not exercise any discretion concerning its administration. Subject to approval of the Plan by the stockholders of the Company, each Nonemployee Director in office on adjournment of the Annual Meeting, that is June 15, 1995, will automatically receive a nonqualified stock option to purchase the number of whole shares of Class A Common Stock equal to the amount of the Nonemployee Director's annual retainer ($15,000) divided by the fair market value of a share of Class A Common Stock on June 15, 1995. Thereafter, each Nonemployee Director in office on adjournment of each subsequent annual meeting of stockholders will receive a stock option using the formula described above except that the fair market value of a share of Class A Common Stock will be determined on the date of such subsequent annual meeting.

OTHER TERMS OF OPTION GRANTS

    Each option is granted for a term of ten years and becomes exercisable one-third on the first anniversary of grant and one-third on each anniversary thereafter. The Option Price may be paid in cash or by delivery of Class A or Class B Common Stock owned by the Nonemployee Director for at least six months valued at fair market value on the date of exercise. For all purposes, fair market value is defined as the closing price of the Class A or Class B Common Stock, as the case may be, as reported on NASDAQ National Market System (or such other consolidated transaction reporting system on which such Common Stock is primarily traded) for such day, or if such Common Stock was not traded on such day, then the next preceding day on which the stock was traded, all as reported by such source as the Board of Directors may select.

    No option granted under the Plan shall be transferable by a Nonemployee Director, otherwise than by will or, if the Nonemployee Director dies intestate, by the laws of descent and distribution. All options shall be exercisable during the Nonemployee Director's lifetime only by the Nonemployee Director or his legal representative. Notwithstanding the foregoing, an option will automatically become transferable to the Nonemployee Director's immediate family or trusts or family partnerships for the benefit of such persons if and to the extent the Securities and Exchange Commission removes the transferability restrictions from its rules. In the event of a Nonemployee Director's death or retirement prior to the exercise of any options which were then exercisable, such options may be exercised within one year after the Nonemployee Director's death or within two years after such person's retirement.

    The Board of Directors of the Company may suspend or terminate the Plan at any time. The Board of Directors may also amend the Plan from time to time in such respects as the Board of Directors may deem advisable. No such amendment shall be made, however, that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934.

    The Plan contains provisions for automatic adjustment of awards in the event of a merger, consolidation, or reorganization, or issuance of shares by the Company without new consideration.

FEDERAL TAX TREATMENT

    The options granted under the Plan will not qualify for the special tax treatment accorded to "incentive stock options" under Section 422 of the Internal Revenue Code. Although a Nonemployee Director will not recognize income at the time of the grant of the option, he will recognize ordinary income upon the exercise of an option in an amount equal to the excess of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.

    As a result of the optionee's exercise of an option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

OTHER INFORMATION

    If all nominees are elected at the 1995 Annual Meeting, there will be four Nonemployee Directors who will automatically receive stock options under the Plan. Using the closing price set forth below, each director will receive an option for 1,111 shares (a total of 4,444) of Class A Common Stock.

    As of May 15, 1995, the closing price of the Company's Class A Common Stock was $13.50.

    The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the Plan. Abstentions will count as a vote against the proposal, but broker nonvotes will have no effect.

    The Board of Directors recommends a vote "FOR" approval of The Cherry Corporation 1995 Nonemployee Director Stock Option Plan.

                             ACCOUNTING INFORMATION

    Selection of the independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Company's independent auditors for the fiscal year ended February 28, 1995 were Arthur Andersen LLP. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Arthur Andersen LLP is expected to have representatives at the annual meeting of stockholders who will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                          By Order of the Board of Directors

                                                       DAN A. KING
                                                        SECRETARY
May 19, 1995

                                   EXHIBIT A
                             THE CHERRY CORPORATION
                           1995 STOCK INCENTIVE PLAN

    1. PURPOSE. The Cherry Corporation, a Delaware corporation (the "Company"), hereby adopts the 1995 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company to offer officers and other key employees of the Company and its subsidiaries performance-based incentives and other equity interests in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interest between the employees and the Company's stockholders.

    2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors, none of whom shall be eligible to participate in the Plan and all of whom shall qualify as disinterested persons within the meaning of Securities and Exchange Commission Rule 16b-3 or any successor regulation. The Committee may delegate to the Chief Executive Officer of the Company the administration of benefits granted to non-officer participants.

    3. ELIGIBILITY. Benefits under the Plan shall be granted only to officers and other key employees of the Company and its subsidiaries selected initially and from time-to-time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company and its subsidiaries. For these purposes, any corporation, partnership or other entity in which the Company has a significant financial interest may qualify as a subsidiary.

    4.   BENEFITS.   The benefits  awarded under  the Plan shall  consist of (a)
stock options, (b) stock appreciation rights, and (c) stock awards.

    5. SHARES RESERVED. There is hereby reserved for issuance under the Plan an aggregate of 900,000 shares of Class A Common Stock of the Company which may be authorized but unissued or treasury shares plus any shares of Class A Common Stock remaining under the Company's 1982 Stock Option Plan. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of shares which may be awarded to any participant in any fiscal year during the term of the Plan is 90,000 shares. No more than 180,000 shares may be issued as stock awards during the term of the Plan. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares thereunder or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan.

    6. STOCK OPTIONS. Stock options shall consist of options to purchase shares of Class A Common Stock of the Company and shall be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor legislation) or non-qualified stock options as determined by the Committee. The option price shall be not less than 100% of the fair market value of the shares on the date the option is granted and the price may be paid by check or, in the discretion of the Committee, by the delivery (or certification of ownership) of shares of Class A or Class B Common Stock of the Company then owned by the participant. The Committee may also allow exercise by any other means (including cashless exercise as permitted under Federal Reserve Board's Regulation T) which the Committee determines to be consistent with the Plan's purpose and applicable law.

    Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no stock option shall be exercisable prior to six months after the option grant date nor later than ten years after the grant date. In the event of termination of employment, all stock options shall terminate at such times and upon such conditions as the Committee shall, in its discretion, set forth in such options at the date of grant. The aggregate fair market value (determined as of the time the option is granted) of the shares of Class A Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000. The Committee may provide, either at the time of grant or subsequently, that a stock option include the right to acquire a replacement stock option upon exercise of the original stock option (in whole or in part) prior to termination of employment of the participant and through payment of the exercise price in shares of Class A or Class B Common Stock. The terms and conditions of a replacement option shall be determined by the Committee in its sole discretion.

    7. STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted to the holder of any stock option granted hereunder. In addition, stock appreciation rights may be granted independently of and without relation to options. Each stock appreciation right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

        (a) A stock appreciation right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six months prior to its expiration.

        (b) Each stock appreciation right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a stock option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any stock option, such appreciation shall be measured from not less than the fair market value of the Class A Common Stock on the date the right is granted. Payment of such appreciation shall be made in cash or in Class A Common Stock, or a combination thereof, as set forth in the award, but no stock appreciation right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of Class A Common Stock (or cash of equal value) with respect to which the right is granted.

        (c) Each stock appreciation right will be exercisable at the times and to the extent set forth therein, but no stock appreciation right may be exercisable prior to six months after the grant date nor later than ten years after the grant date. Exercise of a stock appreciation right shall reduce the number of shares issuable under the Plan (and the related option, if any) by the number of shares with respect to which the right is exercised; provided, however, that the exercise of any stock appreciation right granted independently of an option for cash only shall not reduce the number of shares issuable under the Plan.

    8. STOCK AWARDS. Stock awards will consist of Class A Common Stock transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries. A stock award shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares upon termination of the participant's employment within specified periods and conditions requiring that the shares be earned in whole or in part upon the achievement of performance goals established by the Committee over a designated period of time. The goals established by the Committee may include earnings per share, total return on stockholder equity, or such other goals as may be established by the Committee in its discretion.

    9. NONTRANSFERABILITY. Stock options and other benefits granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and each stock option and stock appreciation right shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, an award of a benefit may permit the transfer of the benefit by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

    10. OTHER PROVISIONS. The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including such provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment.

    11.  FAIR  MARKET VALUE.   The fair market  value of the  Company's Class  A
Common Stock at any time shall be determined in such manner as the Committee may deem equitable or as required by applicable law or regulation.

    12.  ADJUSTMENT PROVISIONS.

        (a) If the Company shall at any time change the number of issued shares of Class A Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, shall not be changed.

        (b) Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

        (c) In the event of any merger, consolidation or reorganization of the Company with any other corporation, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Class A Common Stock then reserved for issuance under the Plan and for each share of Class A Common Stock then subject to a benefit granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Class A Common Stock of the Company will be entitled pursuant to the transaction.

    13. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising in connection with any benefit under the Plan by electing to have the Company withhold shares of Class A Common Stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld.

    14. TERM OF PROGRAM; AMENDMENT, MODIFICATION OR CANCELLATION OF BENEFITS. The Plan shall continue in effect until terminated by the Board pursuant to Section 15; provided, however, that no incentive stock option shall be granted more than ten years after the date of the adoption of the Plan by the Board. The terms and conditions applicable to any benefits granted hereunder may at any time be amended or cancelled by mutual agreement between the Committee and the participant or any other persons as may then have an interest therein and may be unilaterally modified by the Committee whenever such modification is deemed necessary to protect the Company or its stockholders.

    15. AMENDMENT OR DISCONTINUATION OF PLAN. The Board of Directors may amend the Plan at any time, provided that no such amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of a majority of the stockholders entitled to vote if such stockholder approval is required for the Plan to continue to comply with the requirements of Securities and Exchange Commission Rule 16b-3. The Board of Directors may suspend the Plan or discontinue the Plan at any time; provided, however, that no such action shall adversely affect any outstanding benefit.

    16. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors on May 2, 1995, subject to stockholder approval. The Plan and any benefits granted thereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders.

                                   EXHIBIT B
                             THE CHERRY CORPORATION
                  1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    1.     PURPOSE.    The  Cherry  Corporation,  a  Delaware  corporation  (the
"Company"), hereby adopts the 1995 Nonemployee Director Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain outstanding individuals to serve as members of the Board of Directors of the Company by providing such persons opportunities to acquire shares of the Class A Common Stock of the Company (the "Class A Common Stock") thereby strengthening the mutuality of interest between such persons and the Company's stockholders.

    2. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of 100,000 shares of Class A Common Stock, which may be authorized but unissued or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under this Plan, all unissued shares subject to or reserved for such option may again be used for new options granted under this Plan.

    3. PARTICIPATION. Participation in this Plan is limited to members of the Board of Directors who are not salaried officers or employees of the Company or any of its direct or indirect subsidiaries (a "Nonemployee Director" or "Participant").

    4. OPTIONS TO BE GRANTED UNDER THE PLAN. Effective on the date of each annual meeting of the stockholders of the Company ("Annual Meeting") commencing with the Annual Meeting in 1995, each Nonemployee Director in office on adjournment of the meeting will automatically be awarded a nonqualified stock option (the "option") to purchase the number of whole shares of Class A Common Stock equal to the amount of the Nonemployee Director's retainer divided by the Fair Market Value of a share of Class A Common Stock on the date of grant. For purposes of this Section 4, retainer means the annual retainer to be paid by the Company to a Nonemployee Director for the ensuing year with respect to such person's service on the Board of Directors, exclusive of fees relating to such person's attendance at Board and committee meetings.

    5. OPTION EXERCISE PRICE. Each option granted under this Plan shall be exercisable at an option price equal to the Fair Market Value of the Class A Common Stock on the date of the Annual Meeting.

    6.   LIMITATIONS  ON EXERCISE.   Any option  granted under this  Plan may be
exercised (in accordance with Section 7 hereof) in whole or in part, from time to time after the date granted, subject to the following limitations:

        (a) No option granted hereunder may be exercised during the first year following the date such option was granted. Thereafter, each option may be exercised: (i) on or after the first anniversary of the date the option was granted, for up to one-third (1/3) of the shares covered by the option; (ii) on or after the second anniversary of the date the option was granted, for an additional one-third (1/3) of such shares; and (iii) on or after the third anniversary of the date the option was granted, for all shares covered by the option.

        (b) Notwithstanding the limitations of Section 6(a) above, any option granted under this Plan shall become fully exercisable upon the death of the Nonemployee Director while serving on the Board or upon the retirement of the Nonemployee Director if such death or retirement occurs on or after the first anniversary of the date such option was issued. For these purposes, "retirement" means a Nonemployee Director's termination of service as a member of the Board after age 70 or at any time with the consent of the Board.

        (c) Any option granted under this Plan may not be exercised: (i) more than six months after termination of any Nonemployee Director's service as a member of the Board for any reason other than death or retirement (and then only to the extent that the Nonemployee Director could have exercised such option on the date of termination); or (ii) more than twenty-four months after a Nonemployee Director's retirement from the Board; or (iii) more than twelve months after death of a Nonemployee Director, if death occurs while the option is exercisable; provided, however, that no option granted hereunder may be exercised more than ten years from the date the option is granted.

    7. METHOD AND TIME OF EXERCISE; DELIVERY OF CERTIFICATES. Any option granted under this Plan shall be deemed exercised on the date written notice of exercise is received by the Chief Financial Officer of the Company at the Company's corporate headquarters. Such notice shall be accompanied by: (i) a check payable  to the Company for the purchase price of the shares to be purchased; or
(ii) delivery (or certification of ownership) of shares of Class A or Class B Common Stock owned for at least six months whose Fair Market Value on the date of exercise equals the purchase price of the shares to be purchased; or (iii) any combination of the foregoing. A Participant may also use cashless exercise as permitted under Federal Reserve Board's Regulation T.

    8. NONTRANSFERABILITY. Any option granted under this Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the Participant's lifetime, only by the Participant or the Participant's guardian or legal representative. If a Nonemployee Director dies during the option period, any option granted to such Participant may be exercised by his estate or the person to whom the option passes by will or the laws of descent and distribution, but only in accordance with Section 6 above. Notwithstanding the foregoing, an option will automatically become transferable to the Participant's immediate family or trusts or family partnerships for the benefit of such persons if and to the extent the Securities and Exchange Commission specifically removes the transferability restrictions from Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3").

    9. OTHER PROVISIONS; SECURITIES REGISTRATION. The grant of any option under the Plan may also be subject to other provisions as counsel to the Company deems appropriate, including, without limitation, such provisions as may be appropriate to comply with federal or state securities laws and stock listing requirements.

    10. DEFINITION OF FAIR MARKET VALUE. The term "Fair Market Value" shall mean, as of any date, the closing price of the Class A or Class B Common Stock, as the case may be, as reported on NASDAQ National Market System (or such other consolidated transaction reporting system on which such Common Stock is primarily traded) for such day, or if such Common Stock was not traded on such day, then the next preceding day on which the stock was traded, all as reported by such source as the Board of Directors may select.

    11. ADJUSTMENT PROVISIONS. If the Company shall at any time change the number of issued shares of Class A Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding option shall be automatically adjusted so that the aggregate consideration payable to the Company and the value of each option shall not be changed. If, during the term of any option granted under this Plan, the Class A Common Stock of the Company shall be changed into another kind of stock, securities, cash or other property whether as a result of reorganization, sale, merger, consolidation, or other similar transaction, the Board of Directors shall cause adequate provision to be made whereby the Participants shall thereafter be entitled to receive, upon the due exercise of any outstanding options, the stock, securities, cash or other property the Participants would have been entitled to receive immediately prior to the effective date of any such transaction for shares of Class A Common Stock which could have been acquired through the exercise of such options.

    12. AMENDMENT OR DISCONTINUATION OF PLAN. The Board of Directors may amend the Plan at any time or suspend or discontinue the Plan at any time, but no such action shall adversely affect any outstanding option; provided that this Plan may not be amended more frequently than once every six months and no amendment shall be adopted which would result in any Nonemployee Director losing his or her status as a "disinterested" administrator under Rule 16b-3 with respect to any employee benefit plan of the Company or result in the Plan losing its status as a protected plan under Rule 16b-3.

    13. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors on May 2, 1995, subject to stockholder approval. The Plan and any benefits granted thereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders.

    The undersigned hereby appoints Walter L. Cherry and Peter B. Cherry, and each of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Class B Common Stock in The Cherry Corporation at the annual meeting of stockholders of The Cherry Corporation to be held on Thursday, June 15, 1995, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

1. Election of      [ ] FOR all nominees listed       [ ] WITHHOLD AUTHORITY to
   Directors            below (except as marked           vote for all nominees
                        to the contrary)                  listed below

  Walter L. Cherry, Peter B. Cherry, Alfred S. Budnick, Thomas L. Martin, Jr.,
          Robert B. McDermott, Peter A. Guglielmi, Charles W. Denny

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

_____________________________________________________________________________

2. Approval of 1995 Stock Incentive Plan.   [ ] FOR    [ ] AGAINST    [ ]ABSTAIN

_____________________________________________________________________________

3. Approval of 1995 Nonemployee Director
   Stock Option Plan.                       [ ] FOR    [ ] AGAINST    [ ]ABSTAIN

_____________________________________________________________________________

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

                       (Please date and sign on reverse side.)

                             THE CHERRY CORPORATION                       PROXY
                 3600 SUNSET AVENUE, WAUKEGAN, ILLINOIS 60087

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                                        (IF THE STOCK IS REGISTERED IN THE NAME
                                        OF MORE THAN ONE PERSON, THE PROXY
                                        SHOULD BE SIGNED BY ALL NAMED HOLDERS.
                                        IF SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE, GUARDIAN,
                                        CORPORATE OFFICIAL, ETC., PLEASE GIVE
                                        FULL TITLE AS SUCH.)

                                        ____________________________(Signature)

                                        DATED:___________________________, 1995

                                        ____________________________(Signature)